UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 3, 2017

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	47-1053457 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition

On August 3, 2017, j2 Global, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the second quarter of fiscal 2017.

The Company also announced that it has declared a quarterly cash dividend of $0.3850 per common share. The dividend will be paid on September 1, 2017 to all shareholders of record as of the close of business on August 14, 2017. Future dividends will be subject to approval by the Company's Board of Directors.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01.  Regulation FD Disclosure

On August 3, 2017, at 5:00 p.m. Eastern Time, the Company hosted its second quarter 2017 earnings conference call and Webcast. Via the Webcast, the Company presented portions of its August 2017 Investor Presentation, which contains a summary of the Company's financial results for the fiscal quarter ended June 30, 2017, a reaffirmation of financial estimates for fiscal 2017, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

The Company also reported today that, in the unaudited pro forma supplemental information (under the heading "Pro Forma Financial Information for All 2016 Acquisitions" included in Note 3 to the consolidated financial statements) in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Net Income for the Year Ended December 31, 2015 with respect to all 2015 acquisitions was incorrectly reported as $11,817,000, instead of $111,817,000, due to a typographical error.  The Company notes that the EPS Basic and Diluted information with respect to all 2016 acquisitions was correctly reported based on the actual $111,817,000 net income.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 3, 2017.

99.2	August 2017 Investor Presentation.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements.  Such forward-looking statements are based on management's expectations or beliefs as of August 3, 2017.  Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company's control and are described in the Company's Annual Report on Form 10-K filed by the Company on March 1, 2017 with the Securities and Exchange Commission (the "SEC") and the other reports the Company files from time to time with the SEC.  The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: August 3, 2017	By:	/s/ Jeremy Rossen
Jeremy Rossen Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 3, 2017.

99.2	August 2017 Investor Presentation.